The latest report from your
Fund's management team

ANNUAL REPORT

Income
Securities Trust

DECEMBER 31, 1999


TRUSTEES

Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS

Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT AND REGISTRAR

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

Listed New York Stock Exchange Symbol: JHS
For Shareholder Assistance
Refer to Page 26


CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to third paragraph.]


DEAR FELLOW SHAREHOLDERS:

As "The American Century" drew to a close this past year, the U.S. economy ended the era on a high note. With robust growth continuing in 1999, our economy stood poised to enter the history books for producing the longest expansion on record.

The stock market also rang out the century in style. For an unprecedented fifth straight year, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index produced 20%-plus returns. However, the market's advances were restricted to a very select group of stocks, primarily in the technology sector. Many others, including some of the household blue-chip names, languished or lost ground as the result of investors' seemingly insatiable appetite for tech stocks.

Bonds struggled through their second-worst year in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their outlook from here looks brighter, in many instances, bond mutual fund investors actually lost a little ground or made only slight advances in 1999.

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. HO, CFA, PORTFOLIO MANAGER

[A 3" x 2" photo at bottom right side of page of John Hancock Income Securities Trust. Caption below reads "Fund management team members (l-r): Ben Matthews, Jim Ho, Triet Nguyen and Tony Goodchild."]

John Hancock
Income Securities Trust

Fund performance reflects a bond market under pressure

Calendar year 1999 proved to be turbulent for the broad fixed-income market and John Hancock Income Securities Trust. After shaking off the yoke of impending global doom caused by events in 1998, most non-U.S. Treasury bond sectors began the year on an upward trek, rallying through mid-April. Inflation fears, a robust domestic economy and rising interest rates worldwide soon brought the welcomed rebound to an abrupt end. Although the Federal Reserve Board raised interest rates three times during the year, the domestic economy continued to chug along and investors' inflation concerns mounted. The uncertainty surrounding Y2K placed further pressure on bonds.

Performance results

U.S. Treasury bonds were by far the year's worst fixed-income performers, while emerging-market debt topped the charts, exceeding most analysts' expectations. It seems the global economic rebound fostered an increased willingness among investors to take on the risks associated with emerging- market securities. The Fund had virtually no exposure to emerging markets because of their illiquidity and high-risk profiles. The bulk of our net assets remained in investment-grade corporate bonds, with a lesser focus on high-yield bonds and a fair representation in U.S. Treasury, agency and asset-backed issues. Thus, the Fund's performance reflects not only the broad market's downturn, but also the technical challenges that beset these sectors, such as heavy new issuance supply in the corporate arena and reduced Treasury borrowing.

"...investors'
 inflation
 concerns
 mounted."

[Table at top left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Government & Agencies 32%, the second is Financials 20%, the third Utilities 12%, the fourth Telecommunications 6% and the fifth Media 5%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

For the 12 months ended December 31, 1999, the Fund stayed flat, posting a total return of 0.06% at net asset value. This compares with the -2.61% return at net asset value of the average open-end corporate debt A-rated fund, according to Lipper, Inc.

"Telecommuni-
 cation and
 cable issues
 were the
 Fund's star
 performers."

Fund flexibility put to work

We attribute the Fund's good relative performance to it's flexibility that allows us to modify our allocations to the various fixed-income sectors in an effort to capture opportunity and minimize volatility. Our duration management -- the tactics we employ to manage the portfolio's sensitivity to interest rate changes -- also contributed to the Fund's ability to largely hold its ground.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Nextel Communications followed by an up arrow with the phrase "Strong subscriber growth." The second listing is Ocean Energy followed by a sideways arrow with the phrase "Stabilization of oil prices." The third listing is Fine Air Services followed by a down arrow with the phrase "Weakened business fundamentals." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Corporate bond moves

We began 1999 bolstering the Fund's weighting in both investment-grade corporate bonds -- adding selectively to BBB-rated names -- as well as high-yield bonds. With the stage set for a positive move in oil and commodity bond prices, we initiated positions in some cyclical and industrial issues, including Ocean Energy, Lyondell Chemical and Packaging Corp. of America. We also purchased ProLogis Trust, a real estate investment trust obligation. These forays allowed the Fund to participate in these sectors' run-up through mid-spring. By early summer, when increased volatility seemed imminent, we slightly decreased our corporate-bond exposure and avoided the worst of the summer's downdraft.

As yields rose and prices then became attractive once again, we selectively added back to corporate and high-yield bonds and continued doing so through period's end. Recent BBB-rated and high-yield purchases include Dillard's, Lockheed Martin, Apache Finance Canada, Exodus Communications and Abitibi-Consolidated. Credit spreads (the difference in yield between bonds of different credit quality) narrowed throughout the final months as the expected heavy new issue supply failed to materialize. Many of the Fund's holdings bounced off their price lows. We took advantage of the sector's relative strength to move out of somewhat smaller, more illiquid positions, such as Primark and Marvel Entertainment.

Sector highlights

Telecommunication and cable issues were the Fund's star performers. The very same investor sentiment, dynamic growth potential and market technicals that fueled the stock performance of these companies are also doing so on the fixed-income side. Holdings such as Orange Plc, a wireless operator in the U.K., Chancellor Media, Adelphia Communications, Continental Cablevision, Metromedia Fiber Network, Global Crossing Holdings, SFX Entertainment, PSINet and Nextel Communications were some names that worked well for the Fund. Health-care and utility bonds, for the most part, remained depressed throughout the period. Disappointing performers included Integrated Health and Oakwood Homes Corporation, both of which we sold.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of .5% with -3.0% at the bottom and 0.5% at the top. The first bar represents the 0.06% total return for John Hancock Income Securities Trust. The second bar represents the -2.61% total return for Average open-end corporate debt
A-rated fund.   A note below the chart reads "The total return for John
Hancock Income Securities Trust is at net asset value with all distributions reinvested. The average open-end corporate debt A-rated fund is tracked by Lipper, Inc."]

Yield curve and duration strategies

The year-long decline in Treasury bond prices steadily pushed yields up to between 6.2% and 6.3%. At different points in the year, we used the proceeds from the sale of corporate and high-yield issues to bolster the Fund's stake in long-term Treasury bonds. We further modified our Treasury weighting later in the period by selling some intermediate-term holdings to create more of a barbell structure, so that the Fund's assets were clustered at both the short and long end of the Treasury maturity spectrum. Should the yield curve continue to flatten as we expect -- with yields at the longer end declining while short-term rates rise -- this positioning should help the Fund. We also utilized the Fund's investment in Treasury bonds to extend the portfolio's average duration slightly, bringing it back to more of a neutral level with its benchmark. Being neutral means we are making no major bets on the direction of interest rates at this time.

In the fall, we swapped out of some mortgage-backed issues as they recovered in price and purchased a few government agency positions, such as Fannie Mae (Federal National Mortgage Association). Should the economy slow later in 2000, mortgage rates may likely decline. If so, agency bonds tend to have a structure that can benefit from such an event.

"...the Fed's
 vigilance
 should set
 the stage
 for a bond
 market
 rebound..."

Sights on the latter part of 2000

Until the economy shows signs of slowing and the Fed convinces investors that it has corralled the threat of higher inflation, fixed-income securities may be in for a bumpy ride in the months ahead. We believe the Fed's vigilance should set the stage for a bond market rebound in the latter months of 2000. Thus, our allocation efforts will be focused upon the opportunities that a more benign inflation, economic and interest-rate picture may reward.

------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.


FINANCIAL STATEMENTS

John Hancock Funds - Income Securities Trust


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1999. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 1999
------------------------------------------------------------
Assets:
Investments at value - Note C:
Publicly traded bonds
(cost - $156,000,989)                           $151,477,185
Preferred stocks and warrants
(cost - $1,833,967)                                1,852,594
Joint repurchase agreement
(cost - $9,691,000)                                9,691,000
Corporate savings account                                506
                                                ------------
                                                 163,021,285
Interest receivable                                3,071,974
Dividends receivable                                  21,193
Receivable for futures variation
margin - Note A                                        8,000
Other assets                                          12,520
                                                ------------
Total Assets                                     166,134,972
                                                ------------
Liabilities:
Payable for investments purchased                    928,473
Payable to John Hancock Advisers,
Inc. and affiliates - Note B                         290,823
Accounts payable and accrued expenses                 96,508
                                                ------------
Total Liabilities                                  1,315,804
                                                ------------
Net Assets:
Capital paid-in                                  172,310,709
Accumulated net realized loss on
investments and financial futures
contracts                                         (3,061,907)
Net unrealized depreciation of
investments and financial futures
contracts                                         (4,472,289)
Undistributed net investment income                   42,655
                                                ------------
Net Assets                                      $164,819,168
                                                ============
Net Asset Value Per Share:
(Based on 10,726,230 shares of
beneficial interest outstanding -
30 million shares authorized with
no par value)                                         $15.37
============================================================



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1999
------------------------------------------------------------
Investment Income:
Interest                                         $13,043,944
Dividends                                             92,416
                                                 -----------
                                                  13,136,360
                                                 -----------
Expenses:
Investment management fee - Note B                 1,053,749
Transfer agent fee - Note B                           93,683
Custodian fee                                         65,498
Printing                                              50,358
Auditing fee                                          41,164
Accounting and legal services fee -
Note B                                                30,125
New York Stock Exchange fee                           24,260
Trustees' fees                                         8,405
Miscellaneous                                          6,889
Legal fees                                             1,542
                                                 -----------
Total Expenses                                     1,375,673
                                                 -----------
Net Investment Income                             11,760,687
                                                 -----------
Realized and Unrealized Gain (Loss) on
Investments and Financial Futures Contracts:
Net realized loss on investments sold             (2,437,539)
Net realized gain on financial
futures contracts                                     36,801
Change in net unrealized
appreciation/depreciation of
investments                                      (10,956,616)
Change in net unrealized
appreciation/depreciation of
financial futures contracts                           33,214
                                                 -----------
Net Realized and Unrealized  Loss
on Investments and  Financial
Futures Contracts                                (13,324,140)
                                                 -----------
Net Decrease in Net Assets
Resulting from Operations                        ($1,563,453)
                                                 ===========

See notes to financial statements.


Statement of Changes in Net Assets
------------------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                              --------------------------------
                                                   1998             1999
                                              --------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                            $11,989,010       $11,760,687
Net realized loss on investments
sold and financial futures
contracts                                           (138,946)       (2,400,738)
Change in net unrealized
appreciation/depreciation of
investments and financial futures
contracts                                          1,146,993       (10,923,402)
                                              --------------    --------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                  12,997,057        (1,563,453)
                                              --------------    --------------
Distributions to Shareholders:
Dividends from net investment
income ($1.1350 and $1.1025 per
share, respectively)                             (11,996,781)      (11,755,217)
                                              --------------    --------------
From Fund Share Transactions - Net: *
(Market value of shares issued in
reinvestment of distributions)                     1,839,203         1,357,976
                                              --------------    --------------

Net Assets:
Beginning of period                              173,940,383       176,779,862
                                              --------------    --------------
End of period (including
undistributed net investment
income of $37,079 and $42,655,
respectively)                                   $176,779,862      $164,819,168
                                              ==============    ==============

* Analysis of Fund Share Transactions:

Shares outstanding, beginning of period           10,511,835        10,626,882
Shares issued to shareholders in
reinvestment of distributions                        115,047            99,348
                                              --------------    --------------
Shares outstanding, end of period                 10,626,882        10,726,230
                                              ==============    ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment of distributions in the Fund. The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.

See notes to financial statements.


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment  returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------
                                                     1995            1996            1997            1998            1999
                                                   --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                 $15.10          $16.74          $16.20          $16.55          $16.64
                                                   --------        --------        --------        --------        --------
Net Investment Income                                  1.26            1.22            1.20            1.14            1.10
Net Realized and Unrealized Gain (Loss) on
Investments and Financial Futures Contracts            1.64           (0.54)           0.35            0.09           (1.27)
                                                   --------        --------        --------        --------        --------
Total from Investment Operations                       2.90            0.68            1.55            1.23           (0.17)
                                                   --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net Investment Income                  (1.26)          (1.22)          (1.20)          (1.14)          (1.10)
                                                   --------        --------        --------        --------        --------
Net Asset Value, End of Period                       $16.74          $16.20          $16.55          $16.64          $15.37
                                                   ========        ========        ========        ========        ========
Per Share Market Value, End of Period               $15.750         $14.875         $16.750         $15.875         $12.688
Total Investment Return at Market Value(1)           24.11%           2.34%          21.57%           1.75%         (13.42%)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)           $172,732        $168,961        $173,940        $176,780        $164,819
Ratio of Expenses to Average Net Assets               0.84%           0.84%           0.84%           0.81%           0.80%
Ratio of Net Investment Income to Average
Net Assets                                            7.77%           7.50%           7.34%           6.79%           6.88%
Portfolio Turnover Rate                                105%            117%            143%            240%            184%

(1) Assumes dividend reinvestment.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.



Schedule of Investments
December 31, 1999
----------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Income Securities Trust on December 31, 1999. It's divided into three main categories: publicly traded bonds, preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                             INTEREST          CREDIT       PAR VALUE        MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*    (000s OMITTED)      VALUE
--------------------------                                   ---------         -------    --------------  ---------
PUBLICLY TRADED BONDS
Aerospace (0.36%)
Jet Equipment Trust,
Equipment Trust Cert Ser 95B2
08-15-14 (R)                                                  10.910%          BBB             $550        $601,557
                                                                                                       ------------
Automobile/Trucks (0.72%)
Chrysler Financial Co. LLC,
Medium Term Note Ser S 11-15-01                                 5.690          A+               515         504,345
ERAC USA Finance Co.,
Note 02-15-05 (R)                                               6.625          BBB+             720         683,503
                                                                                                       ------------
                                                                                                          1,187,848
                                                                                                       ------------
Banks (7.11%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04 (Y)                          8.200          AA-            1,000       1,031,320
African Development Bank,
Sub Note (Supranational) 12-15-03 (Y)                           9.750          AA-            1,000       1,092,800
Bank of Boston,
Sub Note 12-01-05                                               6.625          A-               505         483,229
Bank of New York,
Cap Security 12-01-26 (R)                                       7.780          A-               650         594,724
Barclays North American Capital Corp.,
Gtd Cap Note 05-15-21                                           9.750          AA-              900         963,666
First Union National Bank,
Sub Note 12-01-28                                               6.500          A                525         437,010
National Westminster Bank Plc - New York Branch,
Sub Note 05-01-01                                               9.450          AA-            1,250       1,288,625
NB Capital Trust IV,
Gtd Cap Security 04-15-27                                       8.250          A-               335         329,975
Scotland International Finance No. 2, B.V.,
Gtd Sub Note (United Kingdom)
01-27-04 (R) (Y)                                                8.800          A              2,000       2,095,400
Gtd Sub Note (United Kingdom)
11-01-06 (R) (Y)                                                8.850          A+               750         787,005
Security Pacific Corp.,
Medium Term Sub Note 04-26-01                                  10.500          A              1,500       1,567,725
Sub Note 11-15-00                                              11.500          A              1,000       1,039,220
                                                                                                       ------------
                                                                                                         11,710,699
                                                                                                       ------------
Beverages (0.51%)
Canandaigua Brands, Inc.,
Sr Sub Note Ser C 12-15-03                                      8.750          B+               460         457,700
Seagram (Joseph) & Sons, Inc.,
Deb 09-15-11                                                    8.875          BBB-             355         375,775
                                                                                                       ------------
                                                                                                            833,475
                                                                                                       ------------
Broker Services (0.39%)
Goldman Sachs Group, Inc.,
Medium Term Note Ser B 10-01-09                                 7.350          A+               660         644,299
                                                                                                       ------------
Chemicals (0.67%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                               6.000          A                325         309,156
DuPont (E.I.) de Nemours & Co.,
Note 10-15-09                                                   6.875          AA-              375         363,214
Equistar Chemicals L.P.,
Note 02-15-04                                                   8.500          BBB-             440         436,700
                                                                                                       ------------
                                                                                                          1,109,070
                                                                                                       ------------
Computers (1.00%)
Ceridian Corp.,
Sr Note 06-01-04                                                7.250          BBB              425         409,968
Exodus Communications, Inc.,
Sr Note 12-15-09 (R)                                           10.750          B-               190         193,325
PSINet, Inc.,
Sr Note 11-01-08                                               11.500          B-               325         341,250
Sr Note 08-01-09                                               11.000          B-               190         195,700
Verio, Inc.,
Sr Note 04-01-05                                               10.375          B-               215         217,150
Sr Note 11-15-09 (R)                                           10.625          B-               275         281,875
                                                                                                       ------------
                                                                                                          1,639,268
                                                                                                       ------------
Energy (0.60%)
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                8.480          BBB-             530         546,547
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                      9.625          B                455         442,488
                                                                                                       ------------
                                                                                                            989,035
                                                                                                       ------------
Finance (3.77%)
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                               6.000          A-               520         507,156
CIT Group Holdings, Inc.,
Deb 03-15-01                                                    9.250          A              1,000       1,026,200
Note 10-15-01                                                   5.500          A+               630         615,926
FINOVA Capital Corp.,
Note 11-01-02                                                   6.250          A-               470         455,933
Ford Motor Credit Co.,
Note 04-28-03                                                   6.125          A+               630         611,220
Note 10-28-09                                                   7.375          A+               660         651,585
General Motors Acceptance Corp.,
Note 12-01-01                                                   6.375          A                630         623,032
Household Finance Corp.,
Note 11-01-02                                                   5.875          A                785         756,081
Marlin Water Trust & Marlin Water Capital Corp.,
Sr Sec Note 12-15-01 (R)                                        7.090          BBB              505         496,466
Merrill Lynch Mortgage Investors, Inc.,
Sub Bond Ser 1992-B Class B
04-15-12                                                        8.500          Aaa               57          56,890
Yanacocha Receivables Master Trust,
Pass Thru Cert Ser 1997-A (Peru)
06-15-04 (R) (Y)                                                8.400          BBB-             442         406,971
                                                                                                       ------------
                                                                                                          6,207,460
                                                                                                       ------------
Government - Foreign (1.15%)
Nova Scotia, Province of,
Deb (Canada) 04-01-22 (Y)                                       8.750          A-               750         821,332
Ontario, Province of,
Bond (Canada) 06-04-02 (Y)                                      7.750          AA-              500         509,130
Saskatchewan, Province of,
Bond (Canada) 12-15-20 (Y)                                      9.375          A                480         565,358
                                                                                                       ------------
                                                                                                          1,895,820
                                                                                                       ------------
Government - U.S. (18.96%)
United States Treasury,
Bond 08-15-05                                                  10.750          AAA              885       1,055,504
Bond 08-15-17                                                   8.875          AAA            2,810       3,396,138
Bond 05-15-18                                                   9.125          AAA            2,250       2,788,582
Bond 02-15-23                                                   7.125          AAA           14,625      15,225,941
Note 05-15-01                                                   8.000          AAA              278         284,427
Note 05-15-02                                                   7.500          AAA            1,026       1,053,251
Note 08-15-03                                                   5.750          AAA            1,360       1,332,161
Note 02-15-05                                                   7.500          AAA            2,880       3,003,754
Note 07-15-06                                                   7.000          AAA            3,039       3,112,605
                                                                                                       ------------
                                                                                                         31,252,363
                                                                                                       ------------
Government - U.S. Agencies (12.60%)
Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf 01-01-16                                   11.250          AAA              210         228,527
Federal National Mortgage Assn.,
15 Yr SF Pass Thru Ctf 02-01-08                                 7.500          AAA              134         135,117
15 Yr SF Pass Thru Ctf 09-01-10                                 7.000          AAA              498         492,230
15 Yr SF Pass Thru Ctf 09-01-12                                 7.000          AAA              131         129,828
15 Yr SF Pass Thru Ctf 12-01-12                                 6.500          AAA            1,043       1,012,114
30 Yr Pass Thru Ctf 11-01-28                                    6.500          AAA              282         266,184
30 Yr SF Pass Thru Ctf 10-01-23                                 7.000          AAA              485         471,236
Benchmark Bond 05-15-29                                         6.250          AAA            2,225       1,980,250
Benchmark Note 08-15-04                                         6.500          AAA            1,575       1,555,313
Benchmark Note 09-15-09                                         6.625          Aaa            3,930       3,817,013
Pass Thru Ctf Ser 1997-M8 Class A-1
01-25-22                                                        6.940          AAA              350         342,338
Financing Corp.,
Bond 02-08-18                                                   9.400          AAA            2,000       2,423,120
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 07-15-28                                 6.500          AAA            1,701       1,596,010
30 Yr SF Pass Thru Ctf 02-15-28 to
04-15-29                                                        7.000          AAA            3,218       3,107,080
30 Yr SF Pass Thru Ctf 02-15-24 to
01-15-29 +                                                      7.500          AAA            2,163       2,140,581
30 Yr SF Pass Thru Ctf 01-15-30 +                               8.000          AAA              281         283,818
30 Yr SF Pass Thru Ctf 04-15-21                                 9.000          AAA              192         201,435
30 Yr SF Pass Thru Ctf 11-15-19 to
02-15-25                                                        9.500          AAA              430         455,901
30 Yr SF Pass Thru Ctf 11-15-20                                10.000          AAA              120         129,664
                                                                                                       ------------
                                                                                                         20,767,759
                                                                                                       ------------
Insurance (3.07%)
Conseco, Inc.,
Note 10-15-06                                                   9.000          BBB+             465         475,462
Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                                       6.950          A+               550         533,307
Fairfax Financial Holdings Ltd.,
Note (Canada) 04-15-26 (Y)                                      8.300          BBB+             425         376,822
Liberty Mutual Insurance Co.,
Surplus Note 10-15-26 (R)                                       7.875          A                165         152,559
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                       7.625          AA             1,145       1,119,466
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                                       7.500          AA-            1,500       1,372,500
Sun Canada Financial Co.,
Sub Note 12-15-07 (R)                                           6.625          AA-              725         678,527
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                            7.875          A-               355         358,206
                                                                                                       ------------
                                                                                                          5,066,849
                                                                                                       ------------
Leasing Companies (0.19%)
United Rentals North America, Inc.,
Sr Sub Note Ser B 04-01-09                                      9.000          BB-              335         314,900
                                                                                                       ------------
Leisure (1.27%)
Harrah's Operating Co., Inc.,
Sr Note 01-15-09                                                7.500          BBB-             470         438,839
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                          7.875          BB               270         249,075
Premier Parks, Inc.,
Sr Note 06-15-07                                                9.750          B-               250         248,750
SFX Entertainment, Inc.,
Sr Sub Note 12-01-08                                            9.125          B-               510         483,225
Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
Sr Note 06-15-05                                               15.500          B-               550         455,125
Waterford Gaming LLC,
Sr Note 03-15-10 (R)                                            9.500          B+               215         215,000
                                                                                                       ------------
                                                                                                          2,090,014
                                                                                                       ------------
Media (4.66%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                          9.250          B+               550         553,437
Sr Note Ser B 07-15-03                                          8.125          B1               265         253,075
Century Communications Corp.,
Sr Note 08-15-00                                                9.500          BB-              280         280,000
Chancellor Media Corp.,
Sr Sub Note 10-01-08                                            9.000          B                330         343,200
Charter Communications Holdings, LLC,
Sr Note 04-01-09                                                8.625          B+               455         423,719
Comcast Cable Communications, Inc.,
Note 11-15-08                                                   6.200          BBB              325         293,917
Continental Cablevision, Inc.,
Sr Note 05-15-06                                                8.300          BBB              435         450,456
CSC Holdings, Inc.,
Sr Note Ser B 07-15-09                                          8.125          BB+              505         510,050
Sr Sub Deb 05-15-16                                            10.500          BB-              320         353,600
Echostar DBS Corp.,
Sr Note 02-01-09                                                9.375          B                345         345,862
Falcon Holdings Group L.P./Falcon Funding Corp.,
Sr Deb Ser B 04-15-10                                           8.375          B                200         201,500
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                            8.625          B+               275         251,625
Sr Sub Note Ser B 10-01-09                                      8.750          B+               276         259,440
Liberty Media Group,
Note 07-15-29 (R)                                               8.500          BBB-             440         448,285
Mediacom LLC/Mediacom Capital Corp.,
Sr Note Ser B 04-15-08                                          8.500          B+               325         303,063
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                             8.250          BBB-             432         432,186
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05 (Y)                            10.000          BB+              445         476,150
TCI Communications, Inc.,
Sr Deb 02-15-26                                                 7.875          AA-              530         532,920
Time Warner, Inc.,
Deb 01-15-13                                                    9.125          BBB              549         601,243
TV Guide, Inc.,
Sr Sub Note Ser B 03-01-09                                      8.125          B+               365         364,088
                                                                                                       ------------
                                                                                                          7,677,816
                                                                                                       ------------
Medical (0.93%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06 (Y)                                  10.750          B+               555         538,350
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security
02-01-08                                                        7.875          B+               405         376,650
IASIS Healthcare Corp.,
Sr Sub Note 10-15-09 (R)                                       13.000          B-               240         247,200
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                           10.750          B+               360         378,000
                                                                                                       ------------
                                                                                                          1,540,200
                                                                                                       ------------
Metal (0.18%)
Golden Northwest Aluminium, Inc.,
1st Mtg Note 12-15-06                                          12.000          BB-              280         294,000
                                                                                                       ------------
Mortgage Banking (3.81%)
Citibank Credit Card Master Trust I,
Pass Thru Ctf Ser 1997-7 Class A
08-15-02                                                        6.350          AAA            1,010       1,008,182
Commercial Mortgage Acceptance Corp.,
Pass Thru Ctf Ser 1999-C1 Class A-1
08-15-08                                                        6.790          Aaa              698         681,799
ContiMortgage Home Equity Loan Trust,
Pass Thru Ctf Ser 1995-2 Class A-5
08-15-25                                                        8.100          AAA              425         428,320
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser
1998-C1 Class A-1A 12-17-07                                     6.260          AAA              597         573,725
Deutsche Mortgage & Asset Receiving Corp.,
Commercial Mtg Pass-Thru Ctf Ser
1998-C1 Class C 03-15-08                                        6.861          A2               415         382,643
FirstPlus Home Loan Trust,
Pass Thru Ctf Ser 1998-4 Class A-5
01-10-18                                                        6.380          AAA              730         706,047
GMAC Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 1997-C2 Class A-3
11-15-07                                                        6.566          Aaa              705         660,937
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1996-1 Class A-5
12-25-13                                                        6.290          AAA              691         686,805
Salomon Brothers Mortgage Securities VII, Inc.,
Mtg Pass Thru Ctf Ser 1997-HUD2
Class A-2 07-25-24                                              6.750          Aaa              454         448,484
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1996-D1 Class A6
02-15-25                                                        7.180          AAA              710         706,894
                                                                                                       ------------
                                                                                                          6,283,836
                                                                                                       ------------
Municipals (0.88%)
Massachusetts Bay Transportation Authority,
Gen Trans Sys Ser 1998B 03-01-28                                5.000          AAA              600         502,530
Massachusetts Water Resource Authority,
Ref Gen Rev Ser D 08-01-24                                      5.000          AAA              510         432,699
New York State Dormitory Authority,
Mental Hlth Serv Facil Imp Rev Ser
1998D 02-15-23                                                  5.000          AAA              600         510,174
                                                                                                       ------------
                                                                                                          1,445,403
                                                                                                       ------------
Oil & Gas (2.18%)
Amerada Hess Corp.,
Bond 10-01-29                                                   7.875          BBB              530         516,909
Apache Finance Canada Corp.,
Note (Canada) 12-15-29 (Y)                                      7.750          BBB+             360         348,300
CMS Panhandle Holding Co.,
Sr Note 07-15-29                                                7.000          BBB-             325         287,040
Lyondell Chemical Co.,
Sr Sec Note Ser A 05-01-07                                      9.625          BB               265         270,963
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                                10.125          BBB              600         685,212
Ocean Energy, Inc.,
Sr Sub Note Ser B 07-15-07                                      8.875          BB-              225         223,313
Petroleum Geo-Services,
Sr Note (Norway) 03-30-08 (Y)                                   6.625          BBB              480         443,789
Snyder Oil Corp.,
Sr Sub Note 06-15-07                                            8.750          BB-              290         290,000
Triton Energy Ltd.,
Sr Note 04-15-02                                                8.750          BB-              515         518,862
                                                                                                       ------------
                                                                                                          3,584,388
                                                                                                       ------------
Paper & Paper Products (1.06%)
Abitibi-Consolidated, Inc.,
Deb (Canada) 08-01-29 (Y)                                       8.500          BBB-             360         347,036
Fort James Corp.,
Sr Note 09-15-02                                                6.500          BBB              470         460,680
Packaging Corp. of America,
Sr Sub Note Ser B 04-01-09                                      9.625          B                200         204,500
S.D. Warren Co.,
Sr Sub Note Ser B 12-15-04                                     12.000          B+               707         738,815
                                                                                                       ------------
                                                                                                          1,751,031
                                                                                                       ------------
Real Estate Investment Trust (1.34%)
American Health Properties, Inc.,
Note 01-15-07                                                   7.500          BBB-             270         239,209
Cabot Industrial Properties, L.P.,
Note 05-01-04                                                   7.125          BBB-             380         364,914
Camden Property Trust,
Note 04-15-04                                                   7.000          BBB              420         405,229
Liberty Property L.P.,
Medium Term Note 06-05-02                                       6.600          BBB-             355         344,173
ProLogis Trust,
Note 04-15-04                                                   6.700          BBB+             390         371,966
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01                                                   7.300          BB               500         483,470
                                                                                                       ------------
                                                                                                          2,208,961
                                                                                                       ------------
Retail (1.07%)
Dillard's, Inc.,
Deb 08-01-18                                                    7.130          BBB              425         364,242
Great Atlantic & Pacific Tea Co., Inc. (The),
Note 04-15-07                                                   7.750          BBB-             290         271,701
Kmart Corp.,
Note 12-01-04                                                   8.375          BB+              175         174,466
Meyer (Fred), Inc.,
Note 03-01-08                                                   7.450          BBB-             515         501,507
Pathmark Stores, Inc.,
Sub Note 06-15-02                                              11.625          CCC+             505         176,750
Safeway, Inc.,
Note 11-15-01                                                   5.875          BBB              280         273,468
                                                                                                       ------------
                                                                                                          1,762,134
                                                                                                       ------------
Soap & Cleaning Preparations (0.42%)
Procter & Gamble Co. (The),
Bond 09-15-09                                                   6.875          AA               715         698,448
                                                                                                       ------------
Steel (0.66%)
National Steel Corp.,
1st Mtg Bond Ser D 03-01-09                                     9.875          B+               325         333,938
UCAR Global Enterprises, Inc.,
Sr Sub Note Ser B 01-15-05                                     12.000          B                720         752,400
                                                                                                       ------------
                                                                                                          1,086,338
                                                                                                       ------------
Telecommunications (5.53%)
AXIA, Inc.,
Sr Sub Note 07-15-08                                           10.750          B-               190         174,325
Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon (10.125%,
05-01-04) (Canada) 05-01-09 (A) (Y)                              Zero          B3               685         416,137
Sr Disc Note, Step Coupon (14.75%,
12-15-00) (Canada) 12-15-05 (A) (Y)                              Zero          B3               175         171,500
Crown Castle International Corp.,
Sr Note 05-15-11                                                9.000          B                460         453,100
Global Crossing Holdings Ltd.,
Sr Note 11-15-06 (R)                                            9.125          BB               190         187,625
Sr Note 11-15-09 (R)                                            9.500          BB               435         430,106
Hermes Europe Railtel BV,
Sr Note (Netherlands) 08-15-07 (Y)                             11.500          B                330         338,250
Sr Note (Netherlands) 01-15-09 (Y)                             10.375          B                170         168,300
LCI International, Inc.,
Sr Note 06-15-07                                                7.250          BB+              425         408,625
Level 3 Communications, Inc.,
Sr Note 05-01-08                                                9.125          B                260         245,700
McLeodUSA, Inc.,
Sr Note 11-01-08                                                9.500          B+               370         370,925
Metromedia Fiber Network, Inc.,
Sr Note Ser B 11-15-08                                         10.000          B+               450         460,125
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07 (Y)                                  12.000          BBB              280         324,800
Nextel Communications, Inc.,
Sr Disc Note, Step Coupon (9.95%,
02-15-03) 02-15-08 (A)                                           Zero          B                365         256,412
Sr Note 11-15-09 (R)                                            9.375          B                375         368,438
NEXTLINK Communications, Inc.,
Sr Note 11-15-08                                               10.750          B                440         453,200
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                         11.500          B-               500         540,000
Omnipoint Corp.,
Sr Note 09-15-09 (R)                                           11.500          CCC+             295         318,600
Orange Plc,
Sr Note (United Kingdom) 08-01-08 (Y)                           8.000          BBB              370         376,475
RCN Corp.,
Sr Note Ser B 10-15-07                                         10.000          B-               255         253,725
Sprint Capital Corp.,
Note 05-01-19                                                   6.900          BBB+             525         477,477
TeleCorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon
(11.625%, 04-15-04) 04-15-09 (A)                                 Zero          B3               335         211,050
Tritel PCS, Inc.,
Sr Disc Note, Step Coupon (12.75%,
05-15-04) 05-15-09 (A) (R)                                       Zero          B3               145          91,350
Triton PCS, Inc.,
Sr Sub Disc Note, Step Coupon
(11.00%, 05-01-03) 05-01-08 (A)                                  Zero          CCC+             275         194,563
United Pan-Europe Communications N.V.,
Sr Note (Netherlands) 11-01-09 (R) (Y)                         11.250          B                205         210,125
WorldCom, Inc.,
Note 08-15-01                                                   6.125          A-               715         707,271
Worldwide Fiber, Inc.,
Sr Note (Canada) 12-15-05 (Y)                                  12.500          B+               485         506,825
                                                                                                       ------------
                                                                                                          9,115,029
                                                                                                       ------------
Transportation (4.40%)
America West Airlines,
Pass Thru Ctf Ser 1996-1B 01-02-08                              6.930          A-               396         375,558
Continental Airlines,
Pass Thru Ctf Ser 1996-C 10-15-13                               9.500          BBB+             456         469,150
Pass Thru Ctf Ser 1999-1A 08-02-20                              6.545          AA+              630         572,336
Sr Note 12-15-05                                                8.000          BB-              450         415,125
Delta Air Lines, Inc.,
Deb 12-15-29 (R)                                                8.300          BBB-             360         350,028
Fine Air Services, Inc.,
Sr Note 06-01-08                                                9.875          B                440         374,000
Humpuss Funding Corp.,
Note (Indonesia) 12-15-09 (R) (Y)                               7.720          B3               225         157,365
Lockheed Martin Corp.,
Bond 12-01-29                                                   8.500          BBB-             430         431,505
Northwest Airlines, Inc.,
Note 03-15-04                                                   8.375          BB               330         312,160
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1C 01-02-05                             10.150          BBB-             246         243,397
Pass Thru Ctf Ser 1996-1D 01-02-15                              8.970          BBB-             379         377,971
NWA Trust,
Sr Note Ser A 12-21-12                                          9.250          AA               563         586,567
Railcar Trust No. 1992-1,
Pass Thru Ser 1992-1 Class A
06-01-04                                                        7.750          AAA            1,088       1,098,507
USAir, Inc.,
Pass Thru Ctf Ser 1989-A2 01-01-13                              9.820          BB               575         549,125
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                             11.200          BB               657         673,696
Wisconsin Central Transportation Corp.,
Note 04-15-08                                                   6.625          BBB-             290         265,510
                                                                                                       ------------
                                                                                                          7,252,000
                                                                                                       ------------
Utilities (12.42%)
AES Corp.,
Sr Sub Note 07-15-06                                           10.250          BB               695         705,425
AES Eastern Energy,
Pass Thru Ctf 07-02-17 (R)                                      9.000          BBB-             410         385,666
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                                   9.000          BB-              588         589,470
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                              8.890          BB-              700         708,750
Calpine Corp.,
Sr Note 05-15-06                                               10.500          BB+              465         489,412
Chugach Electric Association, Inc.,
1st Mtg 1991 Ser A 03-15-22                                     9.140          A              2,000       2,236,680
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                          9.500          BB+            1,205       1,244,162
CMS Energy Corp.,
Sr Note Ser B 01-15-02                                          6.750          BB               400         382,072
Sr Note 01-15-09                                                7.500          BB               590         542,800
Connecticut Light & Power Co.,
1st Ref Mtg Ser C 06-01-02                                      7.750          BBB-             215         217,636
Note 06-05-03 (R)                                               8.590          B+               275         274,450
East Coast Power, LLC,
Sec Note 03-31-12 (R)                                           7.066          BBB-             525         472,500
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                          10.250          BBB-             683         723,201
GG1B Funding Corp.,
Deb 01-15-11                                                    7.430          BBB-             410         397,419
GTE North, Inc.,
Deb Ser H 11-15-08                                              5.650          AA-              645         571,612
Hydro-Quebec,
Gtd Bond (Canada) 02-01-21 (Y)                                  9.400          A+               735         852,482
Gtd Bond (Canada) 01-15-22 (Y)                                  8.400          A+               340         360,703
Gtd Deb Ser IF (Canada) 02-01-03 (Y)                            7.375          A+               750         754,290
Iberdrola International B.V.,
Note (Spain) 10-01-02 (Y)                                       7.500          AA-            2,000       2,012,680
Long Island Lighting Co.,
Deb 03-15-23                                                    8.200          A-               640         638,400
Midland Funding Corp. I,
Deb Ser C-91 07-23-02                                          10.330          BBB-             674         693,761
Midland Funding Corp. II,
Deb Ser A 07-23-05                                             11.750          BB               575         620,914
Deb Ser B 07-23-06                                             13.250          BB               225         264,285
Monterrey Power S.A. de C.V.,
Sec Bond (Mexico) 11-15-09 (R) (Y)                              9.625          BB               155         138,725
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                           8.770          BBB              775         791,360
North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                          9.050          BB+              415         420,602
Northeast Utilities,
Note Ser A 12-01-06                                             8.580          BB+              103         103,506
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A Class A-6
03-01-09                                                        6.050          AAA              500         469,060
PNPP II Funding Corp.,
Deb 05-30-16                                                    9.120          BB-              435         448,607
System Energy Resources, Inc.,
1st Mtg 08-01-01                                                7.710          BBB-             615         615,738
U.S. WEST Capital Funding, Inc.,
Deb 07-15-28                                                    6.875          A-               525         459,244
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                              8.090          BBB-             921         881,573
                                                                                                       ------------
                                                                                                         20,467,185
                                                                                                       ------------
TOTAL PUBLICLY TRADED BONDS
(Cost $156,000,989)                                                                         (91.91%)    151,477,185
                                                                                            -------    ------------

                                                                                          NUMBER OF
                                                                                          SHARES OR
                                                                                           WARRANTS
                                                                                           --------
PREFERRED STOCKS AND WARRANTS
California Federal Preferred
Capital Corp., 9.125%, Ser A,
Preferred Stock                                                                              37,160        $838,422
CSC Holdings, Inc., 11.125% Ser M,
Preferred Stock                                                                               5,704         623,162
CSC Holdings, Inc., 11.750%, Ser H,
Preferred Stock                                                                               1,002         110,972
MetroNet Communications Corp.,
Warrant (Canada) (R) (Y)**                                                                      530          71,550
Packaging Corp. of America,
12.375%, Preferred Stock (R)                                                                  1,904         208,488
                                                                                                       ------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $1,833,967)                                                                            (1.12%)      1,852,594
                                                                                            -------    ------------

                                                                            INTEREST     PAR VALUE
                                                                              RATE     (000s OMITTED)
                                                                            --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.88%)
Investment in a joint repurchase agreement transaction with
Barclay's, Inc. - Dated 12-31-99 due 01-03-00 (Secured by U.S.
Treasury Bond 10.625% due 03-15-15 and U. S. Treasury Notes
5.375% thru 7.125% due 01-31-00 thru 05-15-00) - Note A                      2.490%          $9,691       9,691,000
                                                                                            -------    ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.500%                                                                                             506
                                                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS                                                                 (5.88%)      9,691,506
                                                                                            -------    ------------
TOTAL INVESTMENTS                                                                           (98.91%)    163,021,285
                                                                                            -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                                            (1.09%)      1,797,883
                                                                                            -------    ------------
TOTAL NET ASSETS                                                                           (100.00%)   $164,819,168
                                                                                            =======    ============

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $15,747,204 or 9.55% of the Fund's net assets as of December 31, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

  + These securities having an aggregate value of $916,618 or 0.57% of the Fund's net assets, have been purchased on a when-issued basis. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the when-issued commitments. Accordingly, the market value of $966,872 of United States Treasury Bond, 8.875%, 08-15-17, has been segregated to cover the when-issued commitments.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where
    Standard & Poor's ratings are not available.

 ** Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Income Securities Trust

NOTE A -
ACCOUNTING POLICIES

John Hancock Income Securities Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at December 31, 1999, the Fund has $1,895,164 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforward expires as follows: December 31, 2004 -- $32,498, December 31, 2005 -- $35,925 and December 31, 2007--
$1,826,741. Additionally, net capital losses of $246,722 attributable to security transactions incurred after October 31, 1999 are treated as arising on the first day (January 1, 2000) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

At December 31, 1999, open positions in financial futures contracts were as follows:

                                                   UNREALIZED
EXPIRATION        OPEN CONTRACT       POSITION    APPRECIATION
----------        -------------       --------    ------------
MAR 00        16 U.S. TREASURY BOND    SHORT        $32,888
                                                    =======

At December 31, 1999, the Fund has deposited in a segregated account $40,000 par value of U.S. Treasury Bond, 7.125% due 02-15-23, to cover margin requirements on open financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the year ended December
31, 1999.

NOTE B -
MANAGEMENT FEE AND ADMINISTRATIVE SERVICES

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and
(d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Anne C. Hodsdon, Ms. Maureen R. Ford and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1999 aggregated $143,759,361 and $146,188,442, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated
$152,403,428 and $154,490,076, respectively.

The cost of investments owned at December 31, 1999 (excluding the corporate savings account) for federal income tax purposes was $168,444,603. Gross unrealized appreciation and depreciation of investments at December 31, 1999 aggregated $1,138,913 and $6,562,737, respectively, resulting in net unrealized depreciation of $5,423,824.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $200, an increase in undistributed net investment income of $106 and a decrease in capital paid-in of $306. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.


REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock Income Securities Trust (the "Trust"), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Income Securities Trust at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended December 31, 1999.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 1999, 0.79% of the dividends qualify for the corporate dividends received deduction.


DIVIDENDS AND DISTRIBUTIONS

During 1999, dividends from net investment income totaling $1.1025 per share were paid to shareholders. The dates of payment and the amounts per share are as follows:

                       INCOME
PAYMENT DATE          DIVIDEND
------------          --------
March 30, 1999         $0.2725
June 30, 1999           0.2750
September 30, 1999      0.2775
December 30, 1999       0.2775

INVESTMENT OBJECTIVE AND POLICY

John Hancock Income Securities Trust is a closed-end diversified investment management company, shares of which were initially offered to the public on February 14, 1973 and are publicly traded on the New York Stock Exchange. Its investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. The Fund intends to engage in short-term trading, may issue a single class of senior securities not to exceed 331/3% of its net assets at market value, may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost and may lend its portfolio securities. The
Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Income Securities Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

Any shareholder of record of John Hancock Income Securities Trust
("Income Securities") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Income Securities' Common Shares in lieu of all or a portion of the cash dividends.

Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Income Securities will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Income Securities' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Income Securities. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone
1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Income Securities Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.


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